Exhibit 10.18

CURTISS-WRIGHT CORPORATION
SAVINGS AND INVESTMENT PLAN
As Amended and Restated effective January 1, 2001

FOURTH INSTRUMENT OF AMENDMENT

Recitals:

1.	Curtiss-Wright Corporation (“the Company”) has heretofore adopted the Curtiss-Wright Corporation Savings & Investment Plan (“the Plan”).

2.

The Company caused the Plan to be amended and restated in its entirety, effective as of January 1, 2001, in order to maintain the Plan’s compliance with the requirements of the Internal Revenue Code (“the Code”) and applicable regulations thereunder, and caused the Plan, as so amended and restated, to be submitted to the Internal Revenue Service (“IRS”), pursuant to Rev. Proc. 2001-6, for a determination that the Plan is a qualified plan, within the meaning of Sec. 401 of the Code. The Plan has been amended from time to time since that date.

3.

Subsequent to the most recent amendment of the Plan, it has become necessary to further amend the Plan to take account of changes to permit rollovers of outstanding loan notes from 401(k) Plans that exist at companies that are subsequently acquired by the Company.

4.	Section 12.01 of the Plan permits the Company to amend the Plan, by written instrument, at any time and from time to time, by action of the Administrative Committee.

Amendment to the Plan:

For the reasons set forth in the Recitals to this Instrument of Amendment, the Plan is hereby amended in the following respects, to be effective as of April 17, 2006:

1.	Section 3.04 of the Plan is amended by adding the following paragraph at the end thereof:

Notwithstanding any provision of this section 3.04 to the contrary and subject to the terms of Article 8, in the event an individual who becomes an Employee of an Employer (as defined in Section 1.19 of the Plan) on or after April 17, 2006 and who immediately prior to that date was employed by a business entity acquired by the Company or one of its affiliates (an “Acquired Employee”), and has no more than two loans outstanding under the former 401(k) Plan, the Plan shall accept a direct loan rollover of such outstanding loan notes, provided the loans are not in default as of the date of transfer. Further, in accordance with the rules set forth by the Committee, such individual may not receive a new loan or increase the outstanding loan(s) under the terms of the Plan until such individual’s rolled over loans have been repaid in full or otherwise distributed to the individual. Under the terms of the Plan, Members may have a maximum of

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one outstanding loan, unless and only if a Member is an Acquired Employee involved in a trust to trust transfer or a direct loan rollover as mentioned above in which case the Acquired Employee may have a maximum of two outstanding loans until such rolled over loans are repaid in full or distributed to the individual.

Except to the extent amended by this Instrument of Amendment, the Plan shall remain in full force and effect.

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CURTISS-WRIGHT CORPORATION
SAVINGS & INVESTMENT PLAN
As Amended and Restated effective January 1, 2001

FIFTH INSTRUMENT OF AMENDMENT

Recitals:

1.	Curtiss-Wright Corporation (“the Company”) has heretofore adopted the Curtiss-Wright Corporation Savings & Investment Plan (“the Plan”).

2.

The Company caused the Plan to be amended and restated in its entirety, effective as of January 1, 2001, in order to maintain the Plan’s compliance with the requirements of the Internal Revenue Code (“the Code”) and applicable regulations thereunder, and caused the Plan, as so amended and restated, to be submitted to the Internal Revenue Service (“IRS”), pursuant to Rev. Proc. 2001-6, for a determination that the Plan is a qualified plan, within the meaning of Sec. 401 of the Code.

3.	The Plan has been further amended from time to time.

4.	It has become necessary to further amend the Plan to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”).

5.	Section 12.01(a) of the Plan permits the Company to amend the Plan, by written instrument, at any time and from time to time, by action of the Administrative Committee.

Amendments to the Plan:

For the reasons set forth in the Recitals to this Instrument of Amendment, the Plan is hereby amended in the following respects, to be effective as specified herein:

1.	Section 1.06 is amended, effective as of January 1, 2002, to read as follows:

1.06 “Annual Dollar Limit” means $200,000, as adjusted from time to time for cost of living in accordance with Section 401(a)(17)(B) of the Code.

2.	Section 1.14 is amended, effective as of January 1, 2002, by adding the following sentence at the end thereof:

Before-tax amounts rolled over from an eligible deferred compensation plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state shall be accounted for separately within the Deferred Account.

3.	Section 3.04 is amended, effective as of January 1, 2002, to read as follows:

3.04	Rollover Contributions.

Without regard to any limitations on contributions set forth in this Article 3, the Plan may accept from or on behalf of a Member who is then an Employee, a Rollover Contribution in cash, consisting of any amount, excluding after-tax amounts and amounts received as a spousal beneficiary, previously received (or deemed to be received) by him from an “eligible retirement plan.” Such Rollover Contributions shall be subject to the following:

(a)	For purposes of this Section, “eligible retirement plan” means, effective after December 31, 2001:

	(i)	a qualified plan described in Section 401(a) of the Code;

	(ii)	an annuity plan described in Section 403(a) of the Code;

(iii)

an individual retirement account or individual retirement annuity of the Member described in Section 408(a) or 408(b) of the Code which contains only amounts that were originally distributed from a qualified plan described in Section 401(a) or 403(a) of the Code (i.e., a “conduit IRA”);

	(iv)	an annuity contract described in Section 403(b) of the Code; and

	(v)	an eligible plan under Section 457(b) of the Code which is maintained by a state, a political subdivision of a state, or an agency or instrumentality of a state or political subdivision of a state.

(b)	Such Rollover Contribution may be received in either of the following ways:

	(i)	The Plan may accept such amount as a direct rollover of an eligible rollover distribution from an eligible retirement plan; or

	(ii)	The Plan may accept such amount directly from the Member provided such amount:

(A)	was distributed to the Member by an eligible retirement plan;

(B)	is received by the Plan on or before the 60th day after the day it was received by the Member; and

(C)	would otherwise be includible in gross income.

Notwithstanding subparagraph (B) above, the Committee may accept a Rollover Contribution more than 60 days after the amount was received by the Member provided the Member has received from the Secretary of the Treasury a waiver of the 60-day requirement, pursuant to Section 402(c)(3)(B) of the Code.

(c)	Notwithstanding paragraphs (a) and (b) above, the Plan may accept on behalf of a Member who is then an Employee before-tax amounts that are either:

(i)

contributed by the Member on or before the 60th day after the day such amounts were received by the Member from an individual retirement account or individual retirement annuity of the Member described in Section 408(a) or 408(b), respectively, of the Code, or

	(ii)	are directly rolled over from such individual retirement account or individual retirement annuity of the Member.

Notwithstanding the foregoing, the Plan shall not accept any amount unless such amount is eligible to be rolled over to a qualified trust in accordance with applicable law and the Member provides evidence satisfactory to the Committee that such amount qualified for rollover treatment.

4.	Section 9.04 is amended, effective as of January 1, 2002, by deleting paragraph (b) and by inserting new paragraphs (b) and (c) to read as follows:

(b)

In the event a Member in active service is required to begin receiving payments while in service under the provisions of paragraph (a) above, the Member may elect to receive payments while in service in accordance with option (i) or (ii), as follows:

(i)

A Member may receive one lump sum payment on or before the Member’s required beginning date equal to his entire Account balance and annual lump sum payments thereafter of amounts accrued during each calendar year; or

(ii)

A Member may receive annual payments of the minimum amount necessary to satisfy the minimum distribution requirements of Section 401(a)(9) of the Code. With respect to distribution calendar years commencing on and after January 1, 2002, such minimum amount shall be the lesser of:

(A)

the quotient obtained by dividing the Member’s Accounts by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Member’s age as of the Member’s birthday in the distribution calendar year; or

(B)

if the Member’s sole designated beneficiary for the distribution calendar year is the Member’s spouse, the quotient obtained by dividing the Member’s Accounts by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Member’s and spouse’s attained ages as of the Member’s and the spouse’s birthdays in the distribution calendar year.

An election under this Section shall be made by a Member by giving written notice to the Committee within the 90-day period prior to his required beginning date. The amount of the withdrawal shall be allocated between the Investment Funds in proportion to the value of the Member’s Accounts as of the date of each withdrawal from which amounts are withdrawn. The commencement of payments under this Section shall not constitute an Annuity Starting Date for purposes of Sections 72, 401(a)(11), and 417 of the Code. Upon the Member’s subsequent termination of employment, payment of the Member’s Accounts shall be made in accordance with the provisions of Section 9.02. In the event a Member fails to make an election under this Section, payment shall be made in accordance with clause (ii) above.

(c)	For purposes of paragraph (b) above, the following definitions apply:

(i)

“Designated beneficiary” means the individual who is designated as the Beneficiary and is the designated beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4 of the Treasury regulations.

(ii)

“Distribution calendar year” means a calendar year for which a minimum distribution is required. The first distribution calendar year is the calendar year in which the applicable Member in active service attains age 70½.

	(iii)	“Life expectancy” means life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

(iv)

“Member’s Accounts” means the balance of the Member’s Accounts as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year (“valuation calendar year”) increased by the amount of contributions made and allocated or forfeitures allocated to the Member’s Accounts as of dates in the valuation calendar year after such last Valuation Date and decreased by distributions made in the valuation calendar year after such last Valuation Date. The Member’s Accounts for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

Required minimum distributions will be determined under paragraph (b) above beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Member’s date of death.

5.	Section 9.07 is amended, effective as of January 1, 2002, by deleting the last sentence thereof and inserting in its place the following sentence:

With respect to distributions made for distribution calendar years beginning on and after January 1, 2002, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) that were issued April 17, 2002, as prescribed in Section 9.04.

6.	Section 9.08 is amended, effective as of January 1, 2002, in its entirety to read as follows:

9.08	Direct Rollover of Certain Distributions

Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee’s election under this Section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. The following definitions apply to the terms used in this Section:

(a)	“Eligible rollover distribution” means any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:

(i)

any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more;

	(ii)	any distribution to the extent such distribution is required under Section 401(a)(9) of the Code;

(iii)

after-tax amounts (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities) unless such amount is rolled over or transferred to an individual retirement account or individual retirement annuity described in Section 408(a) or 408(b) of the Code, respectively, or transferred to a defined contribution plan qualified under Section 401(a) of the Code that agrees to separately account for such amount; and

	(iv)	effective January 1, 2002, any in-service withdrawal that is made on account of hardship.

(b)	“Eligible retirement plan” means any of the following types of plans that accept the distributee’s eligible rollover distribution:

	(i)	a qualified plan described in Section 401(a) of the Code;

	(ii)	an annuity plan described in Section 403(a) of the Code;

	(iii)	an individual retirement account or individual retirement annuity described in Section 408(a) or 408(b) of the Code, respectively;

	(iv)	effective January 1, 2002, an annuity contract described in Section 403(b) of the Code; and

(v)

effective January 1, 2002, an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan.

(c)

“Distributee” means an employee or former employee. In addition, the employee’s or former employee’s surviving spouse and the employee’s or former employee’s spouse or former spouse who is the alternate payee under a qualified domestic relations order as defined in Section 414(p) of the Code are distributees with regard to the interest of the spouse or former spouse; and

	(d)	“Direct rollover” means a payment by the Plan to the eligible retirement plan specified by the distributee.”

7.	Section 13.05(a)(iii) is amended, effective as of January 1, 2002, to read as follows:

(iii)

“key employee” means any employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the applicable determination date was an officer of an Employer or an Affiliated Employer having Statutory Compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner (as defined in Section 416(i)(1)(B)(i) of the Code) of an Employer or an Affiliated Employer, or a 1-percent owner (as defined in Section 416(i)(1)(B)(ii) of the Code) of an Employer or an Affiliated Employer having Statutory Compensation greater than $150,000. The determination of who is a key employee shall be made in accordance with Section 416(i) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

8.

Section 13.05(a)(vi) is amended, effective as of January 1, 2002, by adding the words “(including plans that terminated within the five-year period ending on the applicable determination date)” after the words “Affiliated Employer.”

9.	Section 13.05(b) is amended, effective as of January 1, 2002, to read as follows:

(b)

For purposes of this Section, the Plan shall be “top-heavy” with respect to any Plan Year if as of the applicable determination date the top-heavy ratio exceeds 60 percent. The top-heavy ratio shall be determined as of the applicable Valuation Date in accordance with Sections 416(g)(3) and 416(g)(4)(B) of the Code and Article 5 of this Plan and shall take into account any contributions made after the applicable Valuation Date but before the last day of the Plan Year in which the applicable Valuation Date occurs. The determination of whether the Plan is top-heavy is subject to the following:

(i)

the Accounts under the Plan will be combined with the account balances or the present value of accrued benefits under each other plan in the required aggregation group and, in the Employer’s discretion, may be combined with the account balances or the present value of accrued benefits under any other qualified plan in the permissive aggregation group;

(ii)

the Accounts for an employee as of the applicable determination date shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the one-year period (five-year period in the case of a distribution made for a reason other than severance from employment, death, or disability) ending on the applicable determination date;

(iii)

distributions under any plan that terminated within the five-year period ending on the applicable determination date shall be taken into account if such plan contained key employees and, therefore, would have been part of the required aggregation group; and

(iv)

if an individual has not performed services for the Employer or an Affiliated Employer at any time during the one-year period ending on the applicable determination date, such individual’s accounts and the present value of his accrued benefits shall not be taken into account.

10.

Section 13.05(c) is amended, effective as of January 1, 2002, by deleting from the first sentence thereof the words “the Plan Year (and not needed to meet the contribution percentage test set forth in Section 3.08)”, and by inserting in their place the words “and Appendix A, if applicable, for the Plan Year”, and by deleting the words “Sections 3.01 and 3.03” in the second sentence thereof and inserting in their place the words “Sections 3.01, 3.03 and Appendix A, if applicable,”

11.	Paragraph 3(b) of Appendix A is amended, effective as of January 1, 2002, by revising the vesting schedule to read as follows:

Years of service for Vesting	Vested Percentage
0	0%
2	20%
3	40%
4	60%
5	80%
6	100%

Except to the extent amended by this Instrument of Amendment, the Plan shall remain in full force and effect.

CURTISS-WRIGHT CORPORATION
SAVINGS & INVESTMENT PLAN
As Amended and Restated effective January 1, 2001

SIXTH INSTRUMENT OF AMENDMENT

Recitals:

1.	Curtiss-Wright Corporation (“the Company”) has heretofore adopted the Curtiss-Wright Corporation Savings & Investment Plan (“the Plan”).

2.

The Company caused the Plan to be amended and restated in its entirety, effective as of January 1, 2001, in order to maintain the Plan’s compliance with the requirements of the Internal Revenue Code (“the Code”) and applicable regulations thereunder, and caused the Plan, as so amended and restated, to be submitted to the Internal Revenue Service (“IRS”), pursuant to Rev. Proc. 2001-6, for a determination that the Plan is a qualified plan, within the meaning of Sec. 401 of the Code.

3.	The Plan was further amended by the Fifth Instrument of Amendment.

4.	It has become necessary to further amend the Plan to conform to the Katrina Emergency Tax Relief Act of 2005 (“KETRA”), final Internal Revenue Code 401(k) and (m) regulations, and other regulations.

5.	Section 12.01(a) of the Plan permits the Company to amend the Plan, by written instrument, at any time and from time to time, by action of the Board.

Amendments to the Plan:

For the reasons set forth in the Recitals to this Instrument of Amendment, the Plan is hereby amended in the following respects, to be effective as specified herein:

1.          Section 7.03(c)(i) is amended, effective as of January 1, 2006, by deleting the subparagraphs (A), (B), (C), (D), and (E) under (i) and inserting in lieu thereof the following new subparagraphs (A), (B), (C), (D), (E), (F), and (G):

“(A)

expenses for (or necessary to obtain) medical care that would be deductible under Section 213(d) of the Code (determined without regard to whether the expenses exceed 7.5 percent of adjusted gross income);

(B)	costs directly related to the purchase of a principal residence of the Member (excluding mortgage payments);

(C)	payment of tuition and related educational fees, and room and board expenses, for the next 12 months of post-secondary

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education of the Member, his spouse, children or dependents (as defined in Section 152 of the Code and determined without regard to Sections 152(b)(1), (b)(2) and (d)(1)(B) of the Code);

(D)	payment of amounts necessary to prevent eviction of the Member from his principal residence or to avoid foreclosure on the mortgage of his principal residence;

(E)	payments for burial or funeral expenses for the Member’s deceased parent, spouse, children or dependents (as defined in Section 152 of the Code and without regard to Section 152(d)(1)(B) of the Code);

(F)

expenses for the repair of damages to the Member’s principal residence that would qualify for the casualty deduction under Section 165 of the Code (determined without regard to whether the loss exceeds 10 percent of the Member’s adjusted gross income); or

(G)	Any other circumstance or circumstances that may be prescribed or allowed by the Code, or Treasury Regulations thereunder.”

2. Section 7.03(d)(i)(C) is amended, effective as of January 1, 2006, by deleting subparagraph (C) and inserting in lieu thereof the following new subparagraph (C):

“(C)	by cessation of Deferred Cash Contributions, Catch-Up Contributions, and After-Tax Contributions; or”

3.	Effective as of August 1, 2005, the Plan shall be amended by adding at the end thereof the following new Article 14, to read in its entirety as follows:

“ARTICLE 14
Hurricane Katrina Relief

This Article 14 establishes the provisions applicable to individuals affected by Hurricane Katrina. It is intended that such provisions shall be applied and interpreted in accordance with the provisions of the Katrina Emergency Tax Relief Act of 2005 (‘KETRA’) or any subsequent guidance from the Internal Revenue Service or Department of Labor interpreting KETRA.

          14.01 Qualified Individual. (a) A ‘Qualified Individual’ is a Member whose principal residence on August 28, 2005 was located in one of the Hurricane Katrina designated disaster areas as so designated for purposes of KETRA (the ‘Affected Areas’) and who sustained an economic loss as a result of Hurricane Katrina.

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(b) Other Katrina Members. A Member whose place of employment on August 29, 2005 was in the Affected Areas, but not his principal residence.

(c) Family Members. Lineal ascendants, lineal descendants, dependents and spouses of Qualified Individuals or of Other Katrina Members.

          14.02 Hurricane Katrina Distribution. (a) A qualified Hurricane Katrina distribution is a distribution made on or after August 25, 2005 and before January 1, 2007, to a Qualified Individual. The amounts available for qualified Hurricane Katrina distributions under the Plan include amounts attributable to Elective Deferrals, Qualified Nonelective Contributions, or Qualified Matching Contributions, notwithstanding the fact that a distribution may occur before an otherwise permitted distributable event.

                    (b) Amount of Distribution. The aggregate amount of qualified Hurricane Katrina distributions, taken by a Qualified Individual under this Section 14.02(b), shall not exceed $100,000, in the aggregate, from all plans maintained by the Employer (and any member of any controlled group of the Employer which includes the Employer), including the aggregate amount of distributions recharacterized as qualified Hurricane Katrina distributions received by the individual for all prior taxable years.

                    (c) Other Distributions. Hardship distributions described in Section 7.03(c) may be made to Plan Members on behalf of Other Katrina Members and Family Members on or after August 29, 2005 and no later than March 31, 2006. Subsections 7.03(d)(ii)(B) and 14.02(b) hereof shall not apply to such distributions. Subsection 14.06 hereof shall apply to such distributions.

          14.03 No Rollover Treatment. Qualified Hurricane Katrina distributions shall not be treated as eligible rollover distributions for purposes of Sections 401(a)(31), 402(f) and 3405 of the Code in regards to the requirements for direct transfer of eligible rollover distributions, tax notice and tax withholding requirements.

          14.04 Recontributions. (a) Distributions taken from the Plan, received by a Qualified Individual after February 28, 2005 and before August 29, 2005, intended for use to purchase or construct a principal residence in the Affected Areas may be recontributed to this Plan during the period beginning August 25, 2005 and ending on February 28, 2006, provided the residence is not purchased or constructed as a result of the damage caused by

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Hurricane Katrina. Recontributed amounts shall be treated as Rollover Contributions pursuant to Section 3.04 of the Plan.

                    (b) If a Member receives a qualified Hurricane Katrina distribution, the Member may, pursuant to 101(c)(1) of KETRA, at any time during the three-year period beginning on the day after the date on which such distribution was received, make one or more contributions to the Plan in an aggregate amount not to exceed the amount of such distribution. Recontributed amounts shall be treated as Rollover Contributions pursuant to Section 3.04 of the Plan.

          14.05 Loan Amount. (a) Notwithstanding the otherwise applicable provisions set forth in Section 8.01(a) of the Plan, Plan loans to Members who are Qualified Individuals that are made after September 23, 2005 and before January 1, 2007, shall not exceed one hundred percent (100%) of the total vested accrued benefits of the Member under the Plan as of the date of the loan. Any such amount may be secured by up to 100% of the Member’s vested Account balance in the Trust Fund. In no event shall the amount of any loan to any such Member exceed $100,000 (reduced by the highest outstanding loan balance during the one-year period ending on the day before the loan was made over the outstanding balance of loans from the Plan on the day the loan was made). The maximum number of loans outstanding that any Member is permitted to have in accordance with the Member Loan Procedures shall not be increased as a result of the provisions of this subsection.

                    (b) Repayment of Loans. A Member who is a Qualified Individual who has outstanding loans on or after August 25, 2005 with respect to which any repayment due date falls during the period beginning August 25, 2005 through December 31, 2006, may have such due date (or dates) delayed for one year. The suspension period shall be disregarded in determining the original five (5) year repayment date (or fifteen (15) year repayment date for principal residence loans). Loan payments must resume as soon as practicable after the end of the suspension period, and the term of the loan shall be extended by the duration of such suspension period. Repayments shall be appropriately adjusted with accrued interest to reflect the delay in the due date(s).

          14.06 Documentation requirements. The Plan will not be treated as failing to follow procedural requirements for Plan distributions or loans otherwise imposed by the terms of the Plan, when such requirements are disregarded for Katrina related purposes, provided, however, that the Plan Administrator makes a good-faith effort to comply with such requirements. Notwithstanding the foregoing, the Plan Administrator shall make

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a reasonable attempt to assemble supporting documentation as soon as practical.”

Except to the extent amended by this Instrument of Amendment, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, this amendment has been executed on this _____ day of _______, 2006.

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CURTISS-WRIGHT CORPORATION
SAVINGS & INVESTMENT PLAN
As Amended and Restated effective January 1, 2001

SEVENTH INSTRUMENT OF AMENDMENT

Recitals:

1.	Curtiss-Wright Corporation (“the Company”) has heretofore adopted the Curtiss-Wright Corporation Savings & Investment Plan (“the Plan”).

2.

The Company caused the Plan to be amended and restated in its entirety, effective as of January 1, 2001, in order to maintain the Plan’s compliance with the requirements of the Internal Revenue Code (“the Code”) and applicable regulations thereunder, and caused the Plan, as so amended and restated, to be submitted to the Internal Revenue Service (“IRS”), pursuant to Rev. Proc. 2001-6, for a determination that the Plan is a qualified plan, within the meaning of Sec. 401 of the Code.

3.	The Plan was further amended by the Sixth Instrument of Amendment.

4.	Section 12.01(a) of the Plan permits the Company to amend the Plan, by written instrument, at any time and from time to time, by action of the Board.

Amendments to the Plan:

For the reasons set forth in the Recitals to this Instrument of Amendment, the Plan is hereby amended in the following respects, to be effective as specified herein:

1. Section 1.17 is amended, effective January 1, 2007, by deleting the existing paragraph and replacing it with the following:

“Earnings” means the amount of income to be returned with any excess deferrals, excess contributions, or excess aggregate contributions under Section 3.01, 3.07, or 3.08 or 3.09. Income on excess deferrals and excess contributions shall be determined (a) by multiplying allocable gain or loss on the Deferred Account (excluding Catch-Up Contributions and income attributable to Catch-Up Contributions) for the Plan Year by a fraction, the numerator of which is the excess deferrals or excess contributions, as the case may be, for the Plan Year and the denominator of which is the Deferred Account balance at the end of the Plan Year, disregarding any income or loss occurring during the Plan Year, and (b) by adding to the amount determined under clause (a) 10 percent of the amount determined under clause (a) multiplied by the number of whole calendar months between the end of the Plan Year and the date of the distribution, counting the month of distribution if the distribution occurs after the 15th day of the month. Income on excess aggregate contributions shall be determined in a similar manner by substituting the sum of the allocable gain or loss on the

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Employer Account and Member Account for the Pre-Tax Account and Roth Account, and the excess aggregate contributions for the excess deferrals and excess contributions in the preceding sentence.”

2. Section 3.10(b) is amended, effective as of January 1, 2007, by deleting the first sentence and inserting in lieu thereof the following new sentence:

“If any Highly Compensated Employee is a member of another qualified plan of the Employer or an Affiliated Employer, including an employee stock ownership plan described in Section 4975(e)(7) of the Code but excluding any other qualified plan which must be mandatorily disaggregated under Section 410(b) of the Code, under which deferred cash contributions or matching contributions are made on behalf of the Highly Compensated Employee or under which the Highly Compensated Employee makes after-tax contributions, the Committee shall implement rules, which shall be uniformly applicable to all employees similarly situated, to take into account all such contributions for the Highly Compensated Employee made for the applicable Plan Year under all such plans in applying the limitations of Sections 3.07, 3.08 and 3.09.”

3. Section 3.10(d) is amended, effective as of January 1, 2007, by deleting the paragraph and inserting in lieu thereof the following new paragraph:

“(d)

The Employer may elect to use Deferred Cash Contributions to satisfy the tests described in Section 3.08 and 3.09, provided that the test described in Section 3.07 is met prior to such election and continues to be met following the Employer’s election to shift the application of those Deferred Cash Contributions from Section 3.07 to Section 3.08 and provided further that the tests described in Sections 3.08 and 3.09 are both performed on either a prior year testing method or a current year testing method.”

4. Section 3.10(e) is amended, effective as of January 1, 2007, by deleting the first sentence and inserting in lieu thereof the following new sentence:

“The Employer may authorize that special “qualified nonelective contributions” shall be made for a Plan Year, which shall be allocated in such amounts and to such Members, who are NonHighly Compensated Employees, as the Committee shall determine, provided such allocation procedure complies with the applicable provisions of Treasury Regulation Section 1.401(k)-2(a)(6).”

5. Section 3.13(a) is amended, effective as of January 1, 2007, by deleting the paragraph and inserting in lieu thereof the following new paragraph:

“(a)

Notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified uniformed service duty will be provided in accordance with Section 414(u) of the Code. Without regard to any limitations on contributions set forth in this Article 3, a Member who is reemployed on or after October 14, 1994 and is credited with Vesting Service under the provisions of Section 1.44(b)

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because of a period of service in the uniformed services of the United States may elect to contribute to the Plan the Deferred Cash Contributions (including Catch-Up Contributions) and/or After-Tax Contributions that could have been contributed to the Plan in accordance with the provisions of the Plan had he remained continuously employed by the Employer throughout such period of absence (“make-up contributions”). For purposes of determining the amount of make-up contributions a Member may make, his Compensation for the period of absence shall be deemed to be the rate of Compensation he would have received had he remained employed as an Employee for that period or, if such rate is not reasonably certain, on the basis of the Member’s rate of compensation during the 12-month period immediately preceding such period of absence (or if shorter, the period of employment immediately preceding such period). Any Deferred Cash Contributions, Catch-Up Contributions, and/or After-Tax Contributions so determined shall be limited as provided in Sections 3.01, 3.02, 3.08, and 3.09 with respect to the Plan Year or Years to which such contributions relate rather than the Plan Year in which payment is made. The make-up contributions may be made over a period not to exceed three times the period of military leave or five years, if less, but in no event later than the Member’s termination of employment (unless he is subsequently rehired). The make-up period shall start on the later of: (i) the Member’s date of reemployment, or (ii) the date the Employer notifies the Employee of his rights under this Section. Earnings (or losses) on make-up contributions shall be credited commencing with the date the make-up contribution is made in accordance with the provisions of Article 4.

6. Section 6.03 is amended, effective as of January 1, 2007 by deleting the last sentence of paragraph (a) and replacing it with the following sentence:

“(a)

If the amount of the Vested Portion of a Member’s Employer Account at the time of his termination of employment is zero and the Member had not at any time made Deferred Cash Contributions to the Plan, the Member shall be deemed to have received a distribution of such zero vested benefit.”

7. Section 8.02(a) is amended, effective as of January 1, 2007, by deleting the subparagraphs (i), (ii), (iii), (iv), (v) and (vi) under (a) and inserting in lieu thereof the following new subparagraphs (i), (ii), (iii), (iv), (v) (vi), (vii) and (viii)

“(i)

An application for a loan by a Member shall be made in writing to the Committee, whose action in approving or disapproving the application shall be final. The Member shall certify in such application as to the existence and amount of any outstanding loans (including any loans deemed distributed) from any qualified plans maintained by the Employer and all Affiliated Employers.

(ii)	Each loan shall be evidenced by a promissory note payable to the Plan.

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(iii)

The period of repayment for any loan shall be arrived at by mutual agreement between the Committee and the Member, but that period shall not exceed five years unless the loan is to be used in conjunction with the purchase of the principal residence of the Member, in which case that period shall not exceed 15 years, or unless the provisions of subparagraph (iv) provide otherwise.

(iv)

If a Member with an outstanding loan takes an authorized leave of absence without pay or reduced pay that is less than the required loan payments, for reasons other than to enter the uniformed services of the United States, loan payments may be suspended at the request of the Member, for a period of up to 12 months or until the end of the term of the loan, if earlier. Upon a Member’s reemployment from the leave of absence, the Member shall resume payments either in the same amount as before the leave with the full balance due upon the expiration of the repayment period or by reamortizing the loan in substantially level installments over the remaining term of the loan.

(v)

If a Member takes a leave of absence to enter the uniformed services of the United States, loan repayments shall be suspended during the period of leave, upon approval by the Committee or its designee. Upon the Member’s reemployment from the uniformed services, the period of repayment shall be extended by the number of months of the period of service in the uniformed services or, if greater, the number of months that would remain if the original loan term were five years plus the number of months in the period of absence; provided, however, if the Member incurs a termination of employment and requests a distribution pursuant to Article 9, the loan shall be canceled, and the outstanding loan balance shall be distributed pursuant to Article 9. If a Member enters the uniformed services of the United States, the interest rate applicable to the unpaid loan balance during the period of leave shall be reduced to 6%, in accordance with the Soldiers’ and Sailors’ Civil Relief Act of 1940. Upon a Member’s reemployment from the leave of absence, the Member shall resume payments either in the same amount as before the leave with the full balance due upon the expiration of the repayment period or by reamortizing the loan in substantially level installments over the remaining term of the loan.

(vi)

Payments of principal and interest will be made by payroll deductions or in a manner agreed to by the Member and the Committee in substantially level amounts, but no less frequently than quarterly, in an amount sufficient to amortize the loan over the repayment period.

(vii)	A loan may be prepaid in full as of any date without penalty.

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(viii)	Only one loan may be outstanding at any given time (unless an acquired employee rolls over outstanding loan balance(s) from his prior Plan, in which case two outstanding loans are permitted).”

8. Section 9.03(c) is amended to read as follows:

“(c)

Notwithstanding the provisions of subsections (a) and (b), if the value of the Vested Portion of the Member’s Accounts is equal to or less than the applicable cash out amount, a lump sum payment shall automatically be made as soon as administratively practicable following the Member’s termination of employment. For purposes of this subsection, effective as of March 28, 2005, the applicable cash out amount shall be $1,000, including Rollover Contributions and earnings on those contributions. “

9. Section 12.01(b) is amended, effective as of January 1, 2007, by deleting the paragraph and inserting in lieu thereof the following new paragraph:

“(b)

Effective as of December 31, 1997, amendments to the Plan that are required because of statute or rulings of a judicial body or are necessitated for administrative purposes, unless such administrative amendments have a material effect on the cost or benefit level of the Plan, shall be made by the Committee. Effective as of January 1, 2007, amendments to the Plan that reflect acquisitions shall be adopted by the Committee. All such amendments shall be submitted to the Board of Directors at their meeting following the adoption of such amendments.”

10. Section 12.04(b) is amended, effective as of January 1, 2007, by deleting the paragraph and inserting in lieu thereof the following new paragraph:

“(b)

Upon termination of the Plan, Deferred Cash Contributions, with earnings thereon, shall only be distributed to Members if (i) neither the Employer nor an Affiliated Employer establishes or maintains a successor defined contribution plan and (ii) payment is made to the Members in the form of a lump sum distribution (as defined in Section 402(e)(4)(D) of the Code, without regard to subclauses (I) through (IV) of clause (i) thereof). For purposes of this paragraph, a “successor defined contribution plan” is a defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) or 409(a) of the Code (“ESOP”), a simplified employee pension as defined in Section 408(k) of the Code (“SEP”), a SIMPLE IRA plan as defined in Section 408(p) of the Code, a plan or contract that satisfies the requirements of Section 403(b) of the Code, or a plan that is described in Section 457(b) or (f)) which exists at the time the Plan is terminated or within the 12-month period beginning on the date all assets are distributed that accepts salary deferrals. However, in no event shall a defined contribution plan be deemed a successor plan if fewer than 2 percent of the employees who are eligible to participate in the Plan at the time of its termination are or were eligible to participate under another defined contribution plan of the Employer or an Affiliated Employer (other than a plan excluded under the prior sentence) at any time during the period beginning 12 months before and ending 12 months after the date of the Plan’s termination.”

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Except to the extent amended by this Instrument of Amendment, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, this amendment has been executed on this _____ day of _______, 2007.

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CURTISS-WRIGHT CORPORATION
SAVINGS & INVESTMENT PLAN
As Amended and Restated effective January 1, 2001

EIGHTH INSTRUMENT OF AMENDMENT

Recitals:

1.	Curtiss-Wright Corporation (“the Company”) has heretofore adopted the Curtiss-Wright Corporation Savings & Investment Plan (“the Plan”).

2.

The Company caused the Plan to be amended and restated in its entirety, effective as of January 1, 2001, in order to maintain the Plan’s compliance with the requirements of the Internal Revenue Code (“the Code”) and applicable regulations thereunder, and caused the Plan, as so amended and restated, to be submitted to the Internal Revenue Service (“IRS”), pursuant to Rev. Proc. 2001-6, for a determination that the Plan is a qualified plan, within the meaning of Sec. 401 of the Code.

3.

Subsequent to the most recent amendment and restatement of the Plan, it has become necessary to further amend the Plan to take account of changes in applicable laws and regulations, and it is appropriate for the Board of Directors (“the Board”) to ratify and codify amendments heretofore adopted.

4.	Section 12.01(a) of the Plan permits the Company to amend the Plan, by written instrument, at any time and from time to time, by action of the Board.

Amendments to the Plan:

For the reasons set forth in the Recitals to this Instrument of Amendment, the Plan is hereby amended in the following respects, to be effective as specified herein:

1. Article 1, Section 1.26(b) is amended, effective as of January 1, 2007, by inserting, immediately after the phrase “414(q)” a (5) so the phrase reads “414(q)(5)”.

2. Article 9 is amended, effective as of April 1, 2007, by replacing 9.08(c) with the following:

“‘Designated Beneficiary’ means an Employee or former Employee. In addition, solely for purposes of paragraph (a) above, the Employee’s or former Employee’s surviving spouse, the Employee’s or former Employee’s spouse or former spouse who is the alternate payee under a qualified domestic relations order as defined in Section 414(p) of the Code are distributees with regard to the interest of the spouse or former spouse, or a non-spouse Beneficiary; and”

Except to the extent amended by this Instrument of Amendment, the Plan shall remain in full force and effect.

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IN WITNESS WHEREOF, this amendment has been executed on this _____ day of _______, 2007.

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CURTISS-WRIGHT CORPORATION
SAVINGS & INVESTMENT PLAN
As Amended and Restated effective January 1, 2001

NINTH INSTRUMENT OF AMENDMENT

Recitals:

1.	Curtiss-Wright Corporation (“the Company”) has heretofore adopted the Curtiss-Wright Corporation Savings & Investment Plan (“the Plan”).

2.

The Company caused the Plan to be amended and restated in its entirety, effective as of January 1, 2001, in order to maintain the Plan's compliance with the requirements of the Internal Revenue Code (“the Code”) and applicable regulations thereunder, and caused the Plan, as so amended and restated, to be submitted to the Internal Revenue Service (“IRS”), pursuant to Rev. Proc. 2001-6, for a determination that the Plan is a qualified plan, within the meaning of Sec. 401 of the Code.

3.

Subsequent to the most recent amendment and restatement of the Plan, it has become necessary to further amend the Plan to eliminate as of January 1, 2008 the discretionary matching contribution heretofore provided to Employees of Nova Machine Products Corporation.

4.	Section 12.01(a) of the Plan permits the Company to amend the Plan, by written instrument, at any time and from time to time, by action of the Board.

Amendments to the Plan:

For the reasons set forth in the Recitals to this Instrument of Amendment, the Plan is hereby amended in the following respects, to be effective as specified herein:

1.	Appendix A, 17 is amended to add paragraph (i) effective January 1, 2008, as follows:

“Effective for plan years after December 31, 2007, the special contributions provided for in sub-paragraph (b) and described in sub-paragraph (c) of this parapgraph17 will no longer be provided. Sub-paragraphs (d) through (h) will remain in effect.

Except to the extent amended by this Instrument of Amendment, the Plan shall remain in full force and effect.

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IN WITNESS WHEREOF, this amendment has been executed on this _____ day of _______, 2007.

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CURTISS-WRIGHT CORPORATION
SAVINGS & INVESTMENT PLAN
As Amended and Restated effective January 1, 2001

TENTH INSTRUMENT OF AMENDMENT

Recitals:

1.	Curtiss-Wright Corporation (“the Company”) has heretofore adopted the Curtiss-Wright Corporation Savings & Investment Plan (“the Plan”).

2.

The Company caused the Plan to be amended and restated in its entirety, effective as of January 1, 2001, in order to maintain the Plan’s compliance with the requirements of the Internal Revenue Code (“the Code”) and applicable regulations thereunder, and caused the Plan, as so amended and restated, to be submitted to the Internal Revenue Service (“IRS”), pursuant to Rev. Proc. 2001-6, for a determination that the Plan is a qualified plan, within the meaning of Sec. 401 of the Code.

3.	Subsequent to the most recent amendment and restatement of the Plan, it has become necessary to further amend the Plan for the merger of the IMC Magnetics 401(k) Plan into this Plan (the “Plan”).

4.	Section 12.01(a) of the Plan permits the Company to amend the Plan, by written instrument, at any time and from time to time, by action of the Board.

Amendments to the Plan:

For the reasons set forth in the Recitals to this Instrument of Amendment, the Plan is hereby amended in the following respects, to be effective as specified herein:

1.	The IMC Magnetics 401(k) Plan shall be, and hereby is, merged into the Plan, effective July 1, 2008, with the surviving plan being the Plan.

2.

Section 9.08(b) is amended to permit rollover of an eligible rollover distribution as described in Section 9.08(a) to a Roth IRA under Section 408A of the Code, to an annuity contract described in Section 403(b) of the Code and a plan described in 457(b) of the Code as follows:

The phrase “a Roth individual retirement account described in Section 408A of the Code” is inserted immediately following the phrase “an annuity plan described in Section 403(a) of the Code,” in the first sentence.

3.	Appendix A is amended, effective as of January 1, 2008, by adding at the end thereof the following new Item 19:

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19.	IMC Magnetics Corporation

Each former employee of IMC Magnetics Corporation who became an Employee as of August 31, 2007, shall be eligible to become a Member as of January 1, 2008, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements.

Except to the extent amended by this Instrument of Amendment, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, this amendment has been executed on this _____ day of _______, 2008.

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CURTISS-WRIGHT CORPORATION
SAVINGS & INVESTMENT PLAN

As Amended and Restated effective January 1, 2001

ELEVENTH INSTRUMENT OF AMENDMENT

Recitals:

1.	Curtiss-Wright Corporation (“the Company”) has heretofore adopted the Curtiss-Wright Corporation Savings & Investment Plan (“the Plan”).

2.

The Company caused the Plan to be amended and restated in its entirety, effective as of January 1, 2001, in order to maintain the Plan’s compliance with the requirements of the Internal Revenue Code (“the Code”) and applicable regulations thereunder, and caused the Plan, as so amended and restated, to be submitted to the Internal Revenue Service (“IRS”), pursuant to Rev. Proc. 2001-6, for a determination that the Plan is a qualified plan, within the meaning of Sec. 401 of the Code.

3.

Subsequent to the most recent amendment and restatement of the Plan, it has become necessary to further amend the Plan to update the definition of Committee to reflect administrative practices and to comply with the final 415 regulations.

4.	Section 12.01(a) of the Plan permits the Company to amend the Plan, by written instrument, at any time and from time to time, by action of the Board.

Amendments to the Plan:

For the reasons set forth in the Recitals to this Instrument of Amendment, the Plan is hereby amended in the following respects, to be effective June 9, 2008:

1. Section 10.01 is amended by deleting the term “Administration Committee” in the heading and in the first sentence and inserting the term “Administrative Committee”.

2. Section 10.02 of the Plan is deleted in its entirety and replaced with the following:

The Administrative Committee (or its delegate) may act on the Company’s behalf as the sponsor and “named fiduciary” of the Plan with respect to Plan administrative matters. Acting on behalf of the Company, and subject to the terms of the Plan, the Trust Agreement and applicable resolutions of the Board, the Administrative Committee (or its delegate) has full and absolute discretion and authority to control and manage the operation and administration of the Plan, and to interpret and apply the terms of the Plan and the Trust Agreement. This full and absolute discretion and authority includes, but is not limited to, the power to:

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a.	interpret, construe, and apply the provisions of the Plan and Trust Agreement, and any construction adopted by the Administrative Committee in good faith shall be final and binding;

b.

adopt Plan amendments that (1) are required by ERISA or other applicable law or regulation governing qualification of employee benefit plans, or are necessary for Plan administration, and which do not materially increase costs to the Plan or the Company or materially change Participants’ benefits under the Plan, (2) implement special rules in Section 12.03 for acquisitions, sales, and other dispositions, or (3) clarify ambiguous or unclear Plan provisions; provided that such amendments will be made in writing and will be made according to procedures established by the Administrative Committee;

c.	review appeals from the denial of benefits;

d.	change or terminate the existing Investment Fund options offered under the Plan or establish additional Investment Fund options;

e.	appoint and dismiss Investment Managers (as described by section 3(38) of ERISA) and the Trustee;

f.	provide guidelines and directions to, and monitor the performance of, Investment Managers and the Trustee; and

g.	manage the cost and financial aspects of the Plan.

The Administrative Committee may employ, appoint, and dismiss advisors and advisory committees as the Administrative Committee deems necessary to carry out the provisions of the Plan and the Trust Agreement, including attorneys, accountants, actuaries, clerks, or other agents, and may delegate any of its authority and duties to such persons.

3. Section 10.12 of the Plan is deleted in its entirety and Section 10.13 (Claims Review Procedure) and Section 10.14 (Named Fiduciary) are renumbered as Section 10.12 and 10.13 accordingly.

4. Section 3.11(c) is amended by adding the following sentences to the end thereof to read as follows, effective January 1, 2008:

“Effective January 1, 2008, remuneration shall also include amounts required to be recognized under the provisions of Section 1.415(c)-2(e) of the Treasury regulations. Remuneration shall not exceed the Annual Dollar Limit.”

5. Section 3.11(e) is amended by adding the following to the end thereof to read as follows, effective January 1, 2008:

“Notwithstanding the foregoing, effective for Plan Years beginning on and after January 1, 2008, to the extent that the annual additions to a Member’s Accounts exceed the limitation set forth in paragraph (a), corrections shall be made in a

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manner consistent with the provisions of the Employee Plans Compliance Resolution System as set forth in Revenue Procedure 2008-50 or any subsequent guidance.”

6. Section 1.12 is amended by adding the following to the end of the second paragraph thereof to read as follows, effective January 1, 2009:

“Effective January 1, 2009, Compensation shall also include “differential wage payments” pursuant to the Heroes Earnings Assistance and Relief Tax Act of 2008.”

7. Section 6.02(b) is amended to delete the existing language and replace it as follows, effective January 1, 2009:

“(b) Notwithstanding the provisions of subsection (a), a Member shall be 100% vested in, and have a nonforfeitable right to, his Employer Account upon death (including death while performing qualified military service, pursuant to the Heroes Earnings Assistance and Relief Tax Act of 2008), Disability, or the attainment of his 65th birthday.”

8. A new Section 7.07 is added to read as follows, effective January 1, 2009:

“7.07 Active Military Duty Withdrawals.

(a) A Member who is on active military duty for more than 30 days may request a distribution of all or a portion of his or her Deferred Account.

(b) A Member who takes such a distribution shall be prohibited from making Deferred Cash Contributions and After-Tax Contributions to the Plan and all other plans of the Employer and Affiliated Employers under the terms of such plans or by means of an otherwise legally enforceable agreement for at least 6 months after receipt of the distribution.

(c) Any distribution made under this Section shall be subject to the additional tax on early distributions under Section 72(t) of the Code, unless the distribution is a “qualified reservist distribution” as that term is defined under the Heroes Earnings Assistance and Relief Tax Act of 2008.”

Except to the extent amended by this Instrument of Amendment, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, this amendment has been executed on this _____ day of _______, 2008.

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